UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CSG SYSTEMS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following customer talking points were made available by CSG Systems International, Inc., a Delaware corporation, to certain of its employees. October 2025 Powering Progress Together Definitive Agreement for NEC to Acquire Common Stock of CSG

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of CSG Systems International, Inc. (“CSG”) concerning the proposed transaction involving CSG, NEC Corporation (“Buyer”), and Canvas Transaction Company, Inc. (“Merger Sub”), and other future events and their potential effects on CSG. Such statements are based upon the current beliefs and expectations of CSG’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward- looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond CSG’s control. In connection with the proposed transaction, CSG will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of CSG. CSG plans to mail the definitive proxy statement to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSG AND BUYER, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by CSG through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by CSG with the SEC upon written request to: CSG Systems International, Inc., Investor Relations, at 169 Inverness Dr W, Suite 300, Englewood, CO 80112 or by email to john.rea@csgi.com. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from CSG’s stockholders in connection with the proposed transaction is set forth in CSG’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 1, 2025. Additional information regarding the interests of CSG’s directors and executive officers in the proposed transaction, which may be different than those of CSG’s stockholders generally, will be contained in the proxy statement relating to the proposed transaction when filed with the SEC.

CSG and NEC: Powering Progress Together You will continue to see the same level of service and commitment from the teams that 1 have delivered for you for years. We can jointly unlock value from more of 2 NEC’s portfolio of assets, from OSS to telecommunications equipment. You will see us developing even deeper capabilities to develop and deploy new 3 technologies that will grow your business faster. NEC has a proven track record of investment in acquisitions and powering innovation, 4 ultimately leading to customer success. 3

Business as Usual Until this transaction closes, nothing changes. NEC and CSG remain independent 1 companies. 2 CSG leadership is unchanged through close. Your experience with us will remain uninterrupted. We’re committed to 3 maintaining the same high standards of service and support you’ve come to expect. We will keep you informed as we progress 4 through the transaction process. 4

Powering Progress Together Corporate Headquarters 169 Inverness Dr W Suite 300 Englewood, CO 80112 T: +1 303 200 2000 F: +1 303 200 3333 5

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed Merger. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all, (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate, and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the Merger, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s subsequent filings with the Securities and Exchange Commission (“SEC”). You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of the Company by Parent. In connection with this proposed acquisition, the Company plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of CSG Systems International, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.csgi.com/investor-home/default.aspx or upon written request to: CSG Systems International, Inc., Investor Relations, 169 Inverness Dr W, Suite 300, Englewood, CO 80112, or by email at john.rea@csgi.com.

PARTICIPANTS IN SOLICITATION

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Proxy Statement on Schedule 14A for its 2025 annual meeting of stockholders (the “2025 Proxy”), which was filed with the SEC on April 1, 2025. To the extent that holdings of CSG Systems International, Inc.’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.